Exhibit 99.2

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

FuWang (HK) International Company Limited

Unaudited Condensed Consolidated Financial Statements

CONTENTS	PAGE(S)

Unaudited Condensed Consolidated Financial Statements:
Unaudited Condensed Consolidated Balance Sheets as of December 31, 2024 and June 30, 2024	F-2
Unaudited Condensed Consolidated Statements of loss and Comprehensive loss for the six months ended December 31, 2024 and 2023	F-4
Unaudited Condensed Consolidated Statements of Changes in Shareholders’ Equity for the six months ended December 31, 2024 and 2023	F-6
Unaudited Condensed Consolidated Statements of Cash Flows for the six months ended December 31, 2024 and 2023	F-8
Notes to the Unaudited Condensed Consolidated Financial Statements	F-10

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(Expressed in US Dollars)

	Note	As of December 31, 2024	As of June 30, 2024
		US$	US$
ASSETS
Current assets
Cash	2(c)	5,032	18,697
Accounts receivable, net	3	846,349	754,876
Due from related parties	15	36,823	11,600
Advances to suppliers, net	4	208,711	266,908
Inventories, net		3,060	-
Other current assets, net	5	24,205	60,507

Total current assets		1,124,180	1,112,588

Non-current assets
Property and equipment, net	6	606,585	615,926
Land use right, net	7	2,039	2,104
Operating lease right-of-use assets	8	229,703	254,680

Total non-current assets		838,327	872,710

Total assets		1,962,507	1,985,298

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-2

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(Continued)

(Expressed in US Dollars)

	Note	As of December 31, 2024	As of June 30, 2024
		US$	US$
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term loans	9	264,315	280,631
Accounts payable		799,693	750,705
Due to related parties	15	222,960	238,522
Contract liabilities		25	-
Other payables and accrued expenses	10	37,553	89,713
Operating lease liabilities-current	8	57,477	55,031
Taxes payable		16,704	9,182

Total current liabilities		1,398,727	1,423,784

Non-current liabilities
Operating lease liabilities-non current	8	144,403	199,649

Total non-current liabilities		144,403	199,649

Total liabilities		1,543,130	1,623,433

Commitments and contingencies (note 14)

SHAREHOLDERS’ EQUITY
Share capital	11	-	-
Additional paid-in capital		599,979	599,979
Accumulated other comprehensive income		6,119	9,843
Accumulated deficit		(177,535)	(235,635)

Total shareholders’ equity attributable to ordinary shareholders		428,564	374,187
Non-controlling interests		(9,186)	(12,322)
Total shareholders’ equity		419,377	361,865

Total liabilities and shareholders’ equity		1,962,507	1,985,298

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-3

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

(Expressed in US Dollars)

		Six months ended December 31,
	Note	2024	2023
		US$	US$

Revenues:	13
Sales of goods		101,250	2,472
Other revenues		135,066	-
Total revenues		236,316	2,472

Cost of revenues:
Cost of goods sold		81,490	2,095
Business and sales related tax		465	61
Total cost of revenues		81,955	2,156

Gross profit		154,361	316

Operating expenses:
Selling and marketing expenses		467	508
General and administrative expenses		85,473	82,485

Total operating expenses		85,940	82,993

Operating (loss)/income		68,421	(82,677)

Interest expenses, net		7,263	4,644

(Loss)/income before income taxes		61,158	(87,321)
Income tax expense	12	-	-
Net (loss)/income		61,158	(87,321)

Less: Net (loss)/income attributable to non-controlling interests		3,058	(4,366)

Net (loss)/income attributable to ordinary shareholders		58,100	(82,955)

F-4

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

(Continued)

(Expressed in US Dollars)

Net (loss)/income	61,158	(87,321)

Other comprehensive income/(loss):
Foreign currency translation adjustment, net of nil income taxes	(3,646)	9,949

Total other comprehensive income /(loss)	(3,646)	9,949

Total comprehensive (loss)/income	57,512	(77,372)
Less: Total comprehensive (loss)/income attributable to non-controlling interests	3,136	(4,475)
Total comprehensive (loss)/income attributable to ordinary shareholders	54,376	(72,897)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-5

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Expressed in US Dollars)

	Note	Share capital	Additional paid-in capital	Accumulated other comprehensive income	Accumulated deficit	Total shareholders’ equity attributable to ordinary shareholders	Non-controlling interests	Total shareholders’ equity
		US$	US$	US$	US$	US$	US$	US$
Balance as of June 30, 2023		-	599,979	2,511	(60,313)	542,177	(3,042)	539,135
Net loss		-		-	(82,955)	(82,955)	(4,366)	(87,321)
Foreign currency translation adjustment, net of nil income taxes		-	-	10,058	-	10,058	(109)	9,949
Total comprehensive loss		-	599,979	12,569	(143,268)	469,280	(7,517)	461,763
								-
Capital contribution from shareholders		-	-	-	-	-	-	-

Balance as of December 31, 2023		-	599,979	12,569	(143,268)	469,280	(7,517)	461,763

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-6

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(Continued)

(Expressed in US Dollars)

	Note	Share capital	Additional paid-in capital	Accumulated other comprehensive income	Accumulated deficit	Total shareholders’ equity attributable to ordinary shareholders	Non-controlling interests	Total shareholders’ equity
		US$	US$	US$	US$	US$	US$	US$
Balance as of June 30, 2024		-	599,979	9,843	(235,635)	374,187	(12,322)	361,865
Net income		-			58,100	58,100	3,058	61,158
Foreign currency translation adjustment, net of nil income taxes		-	-	(3,724)		(3,724)	78	(3,646)
Total comprehensive loss		-	599,979	6,119	(177,535)	428,563	(9,186)	419,377
								-
Capital contribution from shareholders		-	-					-

Balance as of December 31, 2024		-	599,979	6,119	(177,535)	428,563	(9,186)	419,377

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-7

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Expressed in US Dollars)

		Six months ended December 31,
	Note	2024	2023
		US$	US$
Operating activities:
Net loss		61,158	(87,321)
Adjustments to reconcile net income to net cash used in operating activities
Depreciation and amortisation		22,530	22,934
Changes in operating assets and liabilities:
Accounts receivable, net		(91,473)	(16,612)
Due from related parties		(25,223)	-
Inventories, net		(3,060)	-
Advances to suppliers, net		58,402	(282,634)
Other current assets, net		36,302	11,575
Operating lease right-of-use assets		24,977	-
Accounts payable		47,538	14,277
Due to related parties		(16,869)	38,468
Contract liabilities		25	-
Other payables and accrued expenses		(67,918)	44,334
Taxes payable		7,522	(7,616)
Operating lease liabilities		(52,800)	-

Net cash (used in) provided by operating activities		1,111	(262,595)

Investing activities:
Payments for purchases of property, equipment and software and intangible assets		(28)	(15,713)

Net cash (used in) provided by investing activities		(28)	(15,713)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-8

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Continued)

(Expressed in US Dollars)

		Six months ended December 31,
	Note	2024	2023
		US$	US$
Financing activities:
Repayment of short-term loans		(280,631)	-
Proceeds from bank loans	9	264,315	282,378

Net cash provided by financing activities		(16,316)	282,378

Effect of exchange rate changes on cash		1,568	(2,173)

Net increase(decrease) in cash		(15,233)	4,070

Cash at beginning of the year	2(c)	18,697	3,895

Cash at end of the year		5,032	5,792

Supplemental information
Interest paid		7,265	4,644
Income taxes paid		-	256
Income taxes refund		-	-
Non-cash investing and financing activities:
Purchase of property, equipment and land use rights and software copy rights and patent technology included in other payables and accrued expenses under the Reorganisation		18,996	22,773

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-9

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Presentation

The accompanying unaudited condensed consolidated financial statements of the Group have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted as permitted by rules and regulations of the United States Securities and Exchange Commission. The unaudited condensed consolidated financial statements were derived from the audited consolidated financial statements of the Group. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the consolidated balance sheet of the Group as of June 30, 2024 and 2023, and the related consolidated statements of loss and comprehensive loss, changes in shareholders’ deficit and cash flows for the years then ended.

In the opinion of the management, all adjustments (which include normal recurring adjustments) necessary to present a fair statement of the financial position as of December 31, 2024 and June 30, 2024, the results of operations and cash flows for the six months ended December 31, 2024 and 2023, have been made.

These unaudited condensed consolidated financial statements have been prepared in accordance with U.S. GAAP assuming the Company will continue as a going concern. The going concern assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The unaudited condensed consolidated financial statements do not include any adjustments to the carrying amounts and classification of assets, liabilities, and reported expenses that may be necessary if the Company were unable to continue as a going concern.

(b) Use of Estimates

The preparation of the unaudited condensed consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, related disclosures of contingent assets and liabilities at the balance sheet date, and the reported revenues and expenses during the reported period in the Unaudited condensed consolidated financial statements and accompanying notes. Significant items subject to estimates and assumptions include, but not limited to, lower of cost and net realizable value of inventories, useful lives and recoverability of property and equipment, recoverability of intangible assets with indefinite useful lives, realization of deferred tax assets, determination of incremental borrowing rates for leases. Actual results could differ from those estimates, and as such, differences may be material to the Unaudited condensed consolidated financial statements.

F-10

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

(c) Cash

Cash consists of cash on hand and cash at bank. The Group does not have any cash equivalents as of December 31, 2024 and June 30, 2024.

Cash on hand and cash at bank deposited in financial institutions at various locations are as follows:

	As of December 31, 2024	As of June 30, 2024
	US$	US$
Cash balances include deposits in:
Financial institutions in the mainland of the PRC
- Denominated in Chinese Renminbi (“RMB”)	1,386	18,026
Total cash balances held at financial institutions	1,386	18,026

Cash on hand	3,646	671

Total cash balances	5,032	18,697

(d) Revenue recognition

Revenues of the Group were primarily derived from sales of medical products for the six months ended December 31, 2024 and 2023. Revenue is recognized when or as the control of the goods or services is transferred to customers. Control of the goods and services may be transferred over time or at a point in time. Control of the goods and services is transferred over time if the Group’s performance:

•	provides all of the benefits received and consumed simultaneously by the customer;
•	creates and enhances an asset that the customer controls as the Group performs; or
•	does not create an asset with an alternative use to the Group and the Group has an enforceable right to payment for performance completed to date.

If control of the goods and services transfers over time, revenue is recognized over the period of the contract by reference to the progress towards complete satisfaction of that performance obligation. Otherwise, revenue is recognized at a point in time when the customer obtains control of the goods and services.

Contracts with customers may include multiple performance obligations. For such arrangements, the Group allocates overall contract price to each distinct performance obligation based on its relative standalone selling price. The Group generally determines standalone selling prices for each individual distinct performance obligation identified based on the observable prices charged to customers. If the standalone selling price is not directly observable, it is estimated using expected cost plus a margin, depending on the availability of observable information, the data utilized, and considering the Group’s pricing policies and practices in making pricing decisions. Assumptions and estimations have been made in estimating the relative selling price of each distinct performance obligation, and changes in judgements on these assumptions and estimates may affect revenue recognition.

When either party to a contract has performed, the Group presents the contract on the Unaudited Condensed Consolidated Balance Sheets as a contract asset, a receivable or a contract liability.

F-11

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

A contract asset is recorded when the Group transfers a good or service to the customer before being unconditionally entitled to the consideration under the payment terms set out in the contract. A receivable is recorded when the Group has an unconditional right to consideration. A right to consideration is unconditional if only the passage of time is required before payment of that consideration is due.

If a customer pays consideration or the Group has a right to an amount of consideration that is unconditional, before the Group transfers a good or service to the customer, the Group presents a contract liability when the payment is received or receivable. A contract liability is the Group’s obligation to transfer goods or services to a customer for which the Group has received consideration (or an amount of consideration is due) from the customer.

Sales of products

During the six months ended December 31, 2024 and 2023, the Group generated revenue from sales of the medical products. Revenue from medical products is recognized at a point in time, when the control of the products is transferred to the customer, which is the point in time when the customer takes possession of and accepts the products.

Rental income from operating lease

Rental income receivable under operating leases is recognised in profit or loss in equal instalments over the periods covered by the lease term, except where an alternative basis is more representative of the pattern of benefits to be derived from the use of the leased asset. Lease incentives granted are recognised in profit or loss as an integral part of the aggregate net lease payments receivable. Variable lease payments that do not depend on an index or a rate are recognised as income in the accounting period in which they are earned.

(e) Concentration of credit Risk

Financial instruments that potentially expose the Group to concentrations of credit risk consist principally of cash, restricted cash, investment securities, accounts receivable and other receivables included in prepayments and other current assets.

Substantial all of the Group’s cash at bank is held by third-party financial institutions located in the mainland China. The bank deposits with financial institutions in the mainland China are insured by the government authority for up to RMB500. The Group has not experienced any losses in uninsured bank deposits and does not believe that it is exposed to any significant risks on cash held in bank accounts. To limit exposure to credit risk, the Company primarily places bank deposits with large financial institutions in the mainland China with acceptable credit rating.

Accounts receivable are primarily derived from revenue earned from sales of medical products. Accounts receivable and other receivables included in other current assets are unsecured. The risk is mitigated by credit evaluations performed on them. Historically, credit losses on accounts receivable have been insignificant.

3. ACCOUNTS RECEIVABLE, NET

The accounts receivable, net consisted of the following:

	As of December 31, 2024	As of June 30, 2024
	US$	US$

Accounts receivable	929,288	833,332
Less: allowance for credit losses	82,939	78,456

Accounts receivable, net	846,349	754,876

F-12

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

Movement of allowance for credit loss is as follows:

	As of December 31, 2024	As of June 30, 2024
	US$	US$

Beginning balance	78,456	36,286
Charge to allowance	5,155	41,667
Foreign currency translation adjustments	(672)	503
Ending balance	82,939	78,456

4. ADVANCES TO SUPPLIERS, NET

The advances to suppliers, net consisted of the following:

	As of December 31, 2024	As of June 30, 2024
	US$	US$

Advances to suppliers	208,711	266,908
Less: allowance for doubtful accounts	-	-

Advance to suppliers, net	208,711	266,908

Advances to suppliers consist of mainly payments to suppliers for raw materials or products that have not been received.

5. OTHER CURRENT ASSETS, NET

Other current assets, net consisted of the following:

	As of December 31, 2024	As of June 30, 2024
	US$	US$

Income tax to be refunded	11,628	11,728
Other receivables (i)	12,577	48,779

Total	24,205	60,507

(i) Other receivable are mainly business advances to officers and staffs represent advances for business travel and sundry expenses, as well as advances for services to other third party.

F-13

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

6. PROPERTYAND EQUIPMENT, NET

Property and equipment, net, consisted of the following:

	As of December 31, 2024	As of June 30, 2024
	US$	US$

Buildings	150,946	152,250
Motor vehicles	15,758	-
Machinery and other equipment (i)	587,512	589,325

Property and equipment	754,216	741,575

Less: Accumulated depreciation	213,996	192,588

Construction in progress (ii)	66,365	66,939
Property and equipment, net	606,585	615,926

(i) The Company provides its customers with specialized testing devices as its customers could only use these devices to generate results from these rapid diagnostic products. The ownership of these specialized testing devices is not transferred to its customers, but remains as the Company’s properties. The specialized testing devices will be returned to the Company when they are no longer required by the customer. As of December 31, 2024 and June 30, 2024, properties with net book values of US$ 436,258 and US$ 458,170 were held by the Company’s customers.

(ii) Represents the decoration expenditures on the construction of corporate buildings.

7. LAND USE RIGHTS, NET

Land use rights consisted of the following:

	As of December 31, 2024	As of June 30, 2024
	US$	US$

Land use rights	2,226	2,246
Less: accumulated amortization	187	142

Land use rights, net	2,039	2,104

The Company has the land use right to use the land for 40-50 years and amortizes the rights on a straight-line basis over the period of 40-50 years.

F-14

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

8. LEASES

Lessee

The Group has entered into a non-cancellable operating agreement for certain medical machine on May 20, 2024. The Group determines if an arrangement is a lease, or contains a lease, at inception and record the leases in the financial statements upon lease commencement, which is the date when the underlying asset is made available for use by the lessor. The lease term is five years. Lease expenses for lease payment are recognized on a straight-line basis over the lease term.

Supplemental balance sheet information related to leases was as follows:

	As of December 31, 2024	As of June 30, 2024
	US$	US$
Operating Leases
Operating lease right-of-use assets	229,703	254,680
Total operating lease assets	229,703	254,680

Operating lease liabilities, current	57,477	55,031
Operating lease liabilities, non-current	144,403	199,649
Total operating lease liabilities	201,880	254,680

	Six months ended December 31,
	2024	2023

Weighted-average remaining lease term
Operating leases	4.5 years	-
Weighted-average discount rate
Operating leases	3.95%	-

Because the leases do not provide an implicit rate of return, the Group used the incremental borrowing rate based on the information available at lease commencement date in determining the present value of lease payments.

Maturities of operating lease liabilities were as follows:

As of December 31, 2024
US$

2025	55,645
2026	55,645
2027	55,645
2028	55,645
Total undiscounted lease payments	222,580

Less: imputed interest	20,700
Total lease liabilities	201,880

F-15

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

Lessor

On June 28, 2024, the Company entered into a five-year rental agreement with a third party to lease the medical machine for testing use. Rental income of US$ 135,066 was recorded in other revenues on the consolidated statements of loss and comprehensive loss.

9. SHORT-TERM LOANS

Short-term loans consisted of the following:

	As of December 31, 2024	As of June 30, 2024
	US$	US$

Secured borrowings from a bank	264,315	280,631

Total	264,315	280,631

During the Six months ended December 31, 2024, the Group repaid the one-year loan borrowed on August 18, 2023 and borrowed another one-year loan with aggregated principal amounts of RMB1,900,000 (equivalent to US$264,315) from a bank in the PRC, bearing a fixed interest rate of 4.4% per annum, for the current operation use. The interests shall be repaid monthly. The loan was guaranteed by the founder and other related parties. In addition, one shareholder of the Company and a related party of the Company pledged their properties as collateral to secure this loan as of December 31, 2024.

10. OTHER PAYABLES AND ACCRUED EXPENSES

Other payables and accrued expenses consisted of the following:

	As of December 31, 2024	As of June 30, 2024
	US$	US$

Accrued salaries and benefits	14,878	87,967
Payables for purchase of property and equipment	19,198	1,403
Accrued interest	695	343
Renovation costs	-	-
Audit fees	2,782	-

Total	37,553	89,713

F-16

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

11. SHARE CAPITAL

Upon incorporation on December 3, 2024, the total amount of share capital to be subscribed by the company’ was HKD1,000,000, and the total number of ordinary shares proposes to issue was 1,000,000.

12. INCOME TAX

The statutory income tax rate for the Group’s major operating entities is 25% for the six months ended December 31, 2024 and 2023. The effective income tax rate for the six months ended December 31, 2024 and 2023 was nil and nil, respectively. The effective income tax rate for the six months ended December 31, 2024 and 2023 differs from the PRC statutory income tax rate of 25%, primarily due to the recognition of valuation allowance for deferred income tax assets of loss-making entities.

13. REVENUES

The Group’s revenues are disaggregated as follows:

	Six months ended December 31,
Service line	2024	2023
	US$	US$

Sales of goods	101,250	2,472
Others	135,066	-

Total revenues	236,316	2,472

Geographic information

The following summarizes the Group’s revenues by geographic areas (based on the locations of customers):

	Six months ended December 31,
	2024	2023
	US$	US$

Mainland China	236,316	2,472

Revenues	236,316	2,472

F-17

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

14. COMMITMENTS AND CONTINGENCIES

In November 2024, Jiangsu Bank Co, Ltd. commenced a lawsuit against Yangzhou Huaxin Medical Technology Co., Ltd. to the Hanjiang District People’s Court of Yangzhou for the repayment of the bank loan and related interests. Yangzhou Huaxin Medical Technology Co., Ltd. was a business partner of the Company, and the loan was guaranteed by the Company.

According to the mediation of the court, the parties were able to reach a settlement agreement that Yangzhou Huaxin Medical Technology Co., Ltd. shall repay Jiangsu Bank Co, Ltd. by monthly and settle all the remaining loan and interests before May 28, 2026. The Company has the joint liability guaranty.

15. RELATED PARTY TRANSACTIONS

(a) Related parties

Names of the major related parties	Nature of relationship
Yuan Chuanhua	The controlling shareholder of the Company
Shi Guanghua	A shareholder of the Company
Yang Yi	A related person of the controlling shareholder of the Company
Xia Ruiying	A related person of the controlling shareholder of the Company
Jiangsu Xinsanyuan Medical Technology Co., Ltd. (“Xinsanyuan”)	Entity controlled by the controlling shareholder of the Company
Yangzhou Wangyuan Medical Technology Co., Ltd (“Wangyuan”)	Entity controlled by the controlling shareholder of the Company

(b) Significant related party transactions

During the six months ended December 31, 2024 and 2023, the Group entered into the following significant related party transactions:

	Six months ended December 31,
	2024	2023
	US$	US$

Purchase of equipment	1,404	-
Purchase of materials	-	2,095
Loan from related party (i)	14,767	35,618
Advances to related party	26,715	-

F-18

FUWANG (HK) INTERNATIONAL COMPANY LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Expressed in US Dollars)

(c) Significant related party balances

The outstanding balances mainly arising from the above transactions as of December 31, 2024 and 2023 are as follows:

	As of December 31, 2024	As of June 30, 2024
	US$	US$

Due to related parties:

Xinsanyuan	5,564	5,613
Yuan Chuanhua	1,391	1,403
Shi Guanghua	1,391	1,403
Yang Yi (i)	214,614	230,103

Subtotal	222,960	238,522

Due from related parties:

Xia Ruiying	26,715	-
Wangyuan	10,108	11,600

Subtotal	36,823	36,823

Note:

(i)	The Group borrowed from related parties with interest free for working capital needs, which will be paid upon demand. During the six months ended December 31, 2024 and 2023, the aggregate borrowings amounted to US$ 14,767 and US$ 35,618, respectively. As of December 31, 2024 and June 30, 2024, the amounts due to related parties for such loan of US$ 214,614 and US$ 230,103 were included in due to related parties, respectively.

16. SUBSEQUENT EVENTS

Management has considered subsequent events through May 14, 2025, which was the date the Unaudited condensed consolidated financial statements were issued. No subsequent events required adjustments to or disclosure in these Unaudited condensed consolidated financial statements.

F-19